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                                                                Exhibit 10(o)(5)


                             FOURTH AMENDMENT TO THE
                     PEOPLES HERITAGE FINANCIAL GROUP, INC.
                              THRIFT INCENTIVE PLAN

         The Peoples Heritage Financial Group, Inc. Thrift Incentive Plan (the "Plan") was last amended and restated effective generally January 1, 1996, and subsequently amended by a First Amendment, a Second Amendment, and a Third Amendment effective as of the dates set forth in the respective amendments, and shall be further amended as set forth herein.

         1. The terms used in this Fourth Amendment shall have the meanings set forth in the Plan unless the context indicates otherwise.

         2. Section 8.5(c)(i) shall be amended to read in its entirety as follows:

                           "(i) A Participant's benefits shall be distributed commencing not later than the required beginning date or shall be distributed, beginning not later than the required beginning date, over a period not extending beyond the life expectancy of such Participant or the life expectancy of the Participant and the joint annuitant of the Participant. For purposes of this Paragraph (c), the "required beginning date" means the following, effective January 1, 1998:

                                            "(A) For a Participant who attains
                           age seventy and one half (70 1/2) before January 1, 1999, April 1 of the calendar year following the calendar year in which the Participant attains age seventy and one half (70 1/2).

                                            "(B) For a Participant who attains
                           age seventy and one half (70 1/2) after December 31, 1998, April 1 of the calendar year following the later of (1) the calendar year in which the Participant attains age seventy and one half
                           (70 1/2), or (2) the calendar year in which the Participant retires; provided that this clause
                           (2) shall not apply in the case of a Participant who is a five percent (5%) owner (within the meaning of Section 416(i) of the Code) with respect to the Plan Year ending in the calendar year in which the Participant attains age seventy and one half
                           (70 1/2); and provided further that in the case of a Participant to whom this clause (2) applies and who retires in a calendar year after the calendar year in which he or she attains age seventy and one half
                           (70 1/2), the Participant's Accrued Benefit shall be actuarially increased, in the manner prescribed by the Secretary of the Treasury, to take into account the period after age seventy and one half (70 1/2) in which the Participant was not receiving any benefits under the Plan."

         3. Section 14.5 shall be amended by adding the following sentence at the end thereof:

         "Effective January 1, 1998, the "required beginning date" for any distribution under this Section shall be determined under Section 8.5(c)(i)."

         4. Appendix A shall be amended to read in its entirety as follows:



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                     "PEOPLES HERITAGE FINANCIAL GROUP, INC.
                              THRIFT INCENTIVE PLAN
                                   APPENDIX A

                  "Each of the following Schedules sets forth certain benefits, rights, and features under Predecessor Plans that remain in effect solely with respect to a Participant's Predecessor Plan Account in accordance with Article XIV of the Plan, and, to the extent applicable with respect to any Predecessor Plan Participant, for purposes of
         Section 14.6 of the Plan.

         SCHEDULE                               PREDECESSOR PLAN                      PLAN AFFILIATION DATE
         --------                               ----------------                      ---------------------
         1                   Mid Maine Savings Bank, FSB 401(k) Savings Plan          January 1, 1996
         2                   Bank of New Hampshire Corporation Tax Deferred Savings   July 1, 1996
                             & Investment Plan
         3                   SBERA 401(k) Plan As Adopted By Family  Mutual  Savings  April 1, 1997
                             Bank
         4                   Atlantic Bank 401(k) Profit Sharing Plan                 December 1, 1997
         5                   Concord Savings Bank 401(k) Plan                         November 1, 1998
         6                   CFX Corporation 401(k) Plan                              December 15, 1998

                                 "SCHEDULE NO. 1
                                 RELATING TO THE
                 MID MAINE SAVINGS BANK, FSB 401(K) SAVINGS PLAN

                  "The Mid Maine Savings Bank, FSB 401(k) Savings Plan (the "Mid Maine Plan") was merged into the Plan effective January 1, 1996. The provisions of the Mid Maine Plan remaining in effect under Article XIV of this Plan with respect to the Predecessor Plan Account of a participant in the Mid Maine Plan on December 31, 1995, shall be as set forth in the Mid Maine Plan as in effect on such date, which is incorporated by reference herein; except that Section 8.5(c) of this Plan shall apply to the determination of the required beginning date for distribution of the Predecessor Plan Account for any Participant who attains age seventy and one half (70 1/2) after December 31, 1998.

                                 "SCHEDULE NO. 2
                RELATING TO THE BANK OF NEW HAMPSHIRE CORPORATION
                     TAX DEFERRED SAVINGS & INVESTMENT PLAN

                  "The Bank of New Hampshire Corporation Tax Deferred Savings & Investment Plan (the "Bank of New Hampshire Plan") was merged into the Plan effective July 1, 1996. The provisions of the Bank of New Hampshire Plan remaining in effect under Article XIV of this Plan with respect to the Predecessor Plan Account of a participant in the Bank of New Hampshire Plan on June 30, 1996, shall be as set forth in the Bank of New Hampshire Plan as in effect on such date, which is incorporated by reference herein; except that Section 8.5(c) of this Plan shall apply to the determination of the required beginning date for distribution of the Predecessor Plan Account for any Participant who attains age seventy and one half (70 1/2) after December 31, 1998.



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                                 "SCHEDULE NO. 3
                        RELATING TO THE SBERA 401(K) PLAN
                    AS ADOPTED BY FAMILY MUTUAL SAVINGS BANK

                  "The SBERA 401(k) Plan as Adopted By Family Mutual Savings Bank (the "Family Bank Plan") was merged into the Plan effective April 1, 1997. The provisions of the Family Bank Plan remaining in effect under Article XIV of this Plan with respect to the Predecessor Plan Account of a participant in the Family Bank Plan on March 31, 1997, shall be as set forth in the Family Bank Plan as in effect on such date, which is incorporated by reference herein; except that Section 8.5(c) of this Plan shall apply to the determination of the required beginning date for distribution of the Predecessor Plan Account for any Participant who attains age seventy and one half (70 1/2) after December 31, 1998.

                                 "SCHEDULE NO. 4
            RELATING TO THE ATLANTIC BANK 401(K) PROFIT SHARING PLAN

                  "The Atlantic Bank 401(k) Profit Sharing Plan (the "Atlantic Bank Plan") shall be merged into the Plan effective December 1, 1997. The provisions of the Atlantic Bank Plan remaining in effect under this Plan with respect to the Predecessor Plan Account of a participant in the Atlantic Bank Plan on November 30, 1997, shall be as set forth in the Atlantic Bank Plan as in effect on such date, which is incorporated by reference herein; except that Section 8.5(c) of this Plan shall apply to the determination of the required beginning date for distribution of the Predecessor Plan Account for any Participant who attains age seventy and one half (70 1/2) after December 31, 1998.

                                 "SCHEDULE NO. 5
                RELATING TO THE CONCORD SAVINGS BANK 401(K) PLAN

                  "The Concord Savings Bank 401(k) Plan (the "Concord Plan") shall be merged into the Plan effective November 1, 1998. The provisions of the Concord Plan remaining in effect under this Plan with respect to the Predecessor Plan Account of a participant in the Concord Plan on October 31, 1998, shall be as set forth in the Concord Plan as in effect on such date, which is incorporated by reference herein; except that Section 8.5(c) of this Plan shall apply to the determination of the required beginning date for distribution of the Predecessor Plan Account for any Participant who attains age seventy and one half (70 1/2) after December 31, 1998.

                                 "SCHEDULE NO. 6
                   RELATING TO THE CFX CORPORATION 401(K) PLAN

                  "The CFX Corporation 401(k) Plan (the "CFX Plan") shall be merged into the Plan effective December 15, 1998. The provisions of the CFX Plan remaining in effect under this Plan with respect to the Predecessor Plan Account of a participant in the CFX Plan on December 14, 1998, shall be as set forth in the CFX Plan as in effect on such date, which is incorporated by reference herein; except that Section 8.5(c) of this Plan shall apply to the determination of the required beginning date for distribution of the Predecessor Plan Account for any Participant who attains age seventy and one half (70 1/2) after December 31, 1998."


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         5. This Fourth Amendment shall be generally effective January 1, 1998, except that provisions relating to the merger of the Concord Plan into the Plan shall be effective November 1, 1998, and provisions relating to the merger of the CFX Plan into the Plan shall be effective December 15, 1998.

         IN WITNESS WHEREOF, to record the adoption of this Fourth Amendment as of the effective dates stated herein, Peoples Heritage Financial Group, Inc. has caused this instrument to be executed by its duly authorized officer this 7th day of December, 1998.


                                          PEOPLES HERITAGE FINANCIAL GROUP, INC.



                                          By /s/ Susan G. Shorey
                                          --------------------------------------
                                          Its Vice President




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